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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2003

                         BRUSH ENGINEERED MATERIALS INC.
             (exact name of registrant as specified in its charter)

Ohio                              1-5885                     34-0119320
State or other juris-             (Commission                (IRS Employer
diction of incorporation)         File Number)               Identification No.)


17876 St. Clair Avenue            Cleveland, Ohio            44110
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (216) 486-4200

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Item 5.  Other Events

         On December 5, 2003, Brush Engineered Materials Inc. announced that it had completed the refinancing of its bank revolving credit and term loan. A copy of Brush Engineered Materials Inc.'s press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (C)      Exhibits

                  99.1     Press Release, dated December 5, 2003

                  99.2 Credit Agreement, dated as of December 4, 2003 among Brush Engineered Materials Inc. and other borrowers party hereto and Bank One, NA as Agent and LC issuer and LaSalle Bank National Association, as Documentation Agent.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BRUSH ENGINEERED MATERIALS, INC.

Date:  December 8, 2003          By: /s/ Michael C. Hasychak
                                         Vice President, Secretary and Treasurer

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                                INDEX TO EXHIBITS

Exhibit Number                  Description of Exhibit
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
    99.1                        Press Release, dated December 5, 2003
    99.2                        Credit Agreement, dated as of December 4, 2003.

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